VILLERE BALANCED FUND
                       ANNUAL REPORT      AUGUST 31, 2002

                     (ST. DENIS J. VILLERE & COMPANY LOGO)

                                 On the cover:
                         Ernest C. Villere, 1904-1986,
                         oil on canvas by Tim Trapolin.
St. Denis J. Villere founded Villere & Co. in 1911. Ernest C. Villere joined his father in 1926. Ernest's older son St. Denis J. (Sandy) Villere II became a member in 1960, and his younger son, George, in 1968. In 1986, George Villere
Young joined his uncles, ushering in the fourth generation. St. Denis J. (Sandy)
                      Villere III joined the firm in 1999.

October 11, 2002

To Our Fellow Shareholders:

The Villere Balanced Fund finished its fiscal year on August 31, 2002 with a cumulative return since inception (9/30/99) of 12.88% (4.24% on an annualized basis). Over the same period, our fund outperformed both the Dow Jones Industrial Average and the Russell 3000 which depreciated 16.19% and 25.58% respectively (-5.87% and -9.63% on an annualized basis). During the same period, the Lehman Corporate Bond Index appreciated 27.38% (8.65% on an annualized basis). In the twelve-month period ending August 31, 2002, the fund declined 14.05% versus a decline of 12.92% for the Dow and a 19.19% decline for the S&P 500. At the close of our fiscal year the asset allocation was 67%, 30%, and 3% invested in stocks, bonds, and cash respectively.

This past year has been a difficult one for equities as the Dow fell 12.92%. We have been rewarded by our 30% allocation to bonds as it has enjoyed a positive return. These returns stem from low interest rates because bond prices move inversely and battered investors in the stock market fled to the safety of bonds. Despite that safety, and the turbulence of the stock market, we have increased our exposure to equities, and are comfortable with the S&P 500 trading at 14x 2003 estimates of $55 as of this writing. The same herd mentality that lured investors to stocks at their peak in March of 2000 tempts the public to the perceived safety of fixed income. In August 2002, $28.1 billion flowed into bonds, a record high. In a December 2001 interview with Fortune magazine, Warren Buffet said, "Though the stock market functions as a voting machine in the short run, it acts as a weighing machine in the long run. Fear and greed play important roles when votes are being cast, but they don't register on the scale." Investors that chased stocks when they were expensive illogically fear them when offered at more reasonable valuations.

The fixed income component of our fund has acted well due to the Federal Reserve's continued lowering of the federal funds rate, which now stands at 1.75%. In a press release from their August 13th meeting, the Federal Open Market Committee (FOMC) stated that, "the softening in the growth of aggregate demand that emerged this spring has been prolonged in large measure by weakness in financial markets and heightened uncertainty related to problems in corporate reporting and governance." Corporate reporting and governance issues are being settled now, and we feel should not affect future earnings. The FOMC met September 24th, and left interest rates unchanged, stating that aggregate demand is growing at a moderate pace, which should be sufficient to foster an improving business climate. We believe that as earnings begin to improve in early 2003, the economy will recover. Improving earnings and lower interest rates with concomitant low inflation steer us toward our maximum equity exposure of 70%.

Although a list of our holdings is included later in our report, two equities should be noted. Our purchase of Cooper Companies (COO) has appreciated 27% since we bought it on July 3, 2002. Cooper is a leading manufacturer of specialty contact lenses as well as women's healthcare products. In an environment of lowered expectations, Cooper has delivered positive earnings surprises, outstripping the competition. The market's valuation of several of our equity positions has been disappointing. Our discipline is to sell a stock from the fund when its fundamentals begin to deteriorate or management does not follow through on its original plans. 3D Systems (TDSC) develops, manufactures, and markets Stereo-Lithography Apparatus (SLA) designed to produce solid objects using computer-aided design. Demand for their products has softened as industrial customers have postponed spending, and 3-D's share price has under-performed in this most recent period. A recent alliance with Boeing uses 3D's technology to perform rapid, low cost fabrication of complex parts. 3D significantly reduces the time and cost of manufacturing these parts for Boeing. Despite the fact that several customers scaled back their purchases of 3D's machines, we continue to see more companies such as Boeing implement their technology, and remain excited about their long-term prospects.

In conclusion, we believe that the stock market has reached a level where the purchase of stocks offers an attractive return. The choice between a 10-year Treasury note yielding less than 4% compares unfavorably to the potential of a 10-year equity investment. Ernest Villere often said, "stocks are seldom cheap and popular at the same time." The opportunity to avail ourselves of cheap stocks is compelling.

Despite the eroding market, we stand by our fund's objectives in seeking long term capital growth. We believe that in this volatile market a balanced fund is the investment vehicle of choice as it offers the stability of fixed income, and the opportunity for growth in equities. We have properly diversified our fund to maintain our principles, and have positioned ourselves to take full advantage when money begins to flow back into equities. We continue to invest in companies with superior managements and strong earning power, whose potential is yet to be recognized by the investing public.

Thank you for your investment in the Villere Balanced Fund.

/s/St. Denis J. Villere                 /s/George G. Villere

St. Denis J. Villere                    George G. Villere

/s/George V. Young                      /s/St. Denis J. Villere III

George V. Young                         St. Denis J. Villere III

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young and St. Denis J. Villere III, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Past performance is not predictive of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original investment.

Must be preceded or accompanied by a prospectus. The Dow Jones Industrial Average, Russell 3000, and S&P 500 Indices are unmanaged indices commonly used to measure performance of U.S. stocks,. The Lehman Government Corporate Bond Index is composed of US Treasury, federal agency and investment grade corporate debt rated Baa or better, with at least one year to maturity and is representative of approximately 100% of all investment grade bonds, not including mortgage backed securities. One cannot invest directly in an index. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the annual report for more complete information regarding holdings.

10/02

                             VILLERE BALANCED FUND
              Value of $10,000 vs a Blended 65% S&P 500 Composite
                        Index/35% Lehman Corp Bond Index

                                                   Blended 65% S&P 500/35%
      Date            Villere Balanced Fund         Lehman Corp Bond Index
      ----            ---------------------         ----------------------
    9/30/1999                $10,000                       $10,000
   11/30/1999                $12,080                       $10,574
    2/29/2000                $12,439                       $10,481
    5/31/2000                $12,700                       $10,788
    8/31/2000                $13,470                       $11,459
   11/30/2000                $11,971                       $10,522
    2/28/2001                $13,418                       $10,349
    5/31/2001                $13,374                       $10,508
    8/31/2001                $13,133                       $10,055
   11/30/2001                $12,608                       $10,173
    2/28/2002                $12,592                       $10,056
    5/31/2002                $12,304                        $9,919
    8/31/2002                $11,288                        $9,262

                          Average Annual Total Return
                          Period Ended August 31, 2002
                    1 Year                          (14.05%)
                    Since Inception (9/30/99)         4.24%

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends. The Lehman Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible, investment-grade, domestic corporate debt.

SCHEDULE OF INVESTMENTS at August 31, 2002

  SHARES                                                               VALUE
  ------                                                               -----
COMMON STOCKS: 67.4%

BANKS: 3.8%
   5,600     Wells Fargo & Co.                                      $  292,264
                                                                    ----------

CHEMICALS: 3.3%
  10,600     Cabot Corp.                                               252,704
                                                                    ----------

COMPUTERS - INTEGRATED SYSTEMS: 6.6%
  18,000     3D Systems Corp.*<F1>                                     119,520
  16,300     Jack Henry &
               Associates, Inc.                                        266,016
  16,800     Optimal
               Robotics Corp.*<F1>                                     124,152
                                                                    ----------
                                                                       509,688
                                                                    ----------

CONSTRUCTION: 3.1%
  15,100     Insituform
               Technologies,
               Inc. - Class A*<F1>                                     241,147
                                                                    ----------

DISTRIBUTION - WHOLESALE: 3.8%
  10,650     SCP Pool Corp.*<F1>                                       294,153
                                                                    ----------

DIVERSIFIED FINANCIAL SERVICES: 1.5%
   8,300     Stilwell
               Financial, Inc.                                         115,702
                                                                    ----------

ELECTRONIC MEASURING
  INSTRUMENTS: 3.9%
  15,000     Garmin Ltd.*<F1>                                          302,700
                                                                    ----------

FOOD PROCESSING: 2.4%
   5,000     American Italian
               Pasta Co. - Class A*<F1>                                185,400
                                                                    ----------

INSURANCE: 3.2%
   4,000     American International
               Group, Inc.                                             251,200
                                                                    ----------

MEDIA: 1.5%
   9,300     AOL Time
               Warner, Inc.*<F1>                                       117,645
                                                                    ----------

MEDICAL PRODUCTS: 10.4%
   7,800     Cooper Cos., Inc.                                         354,042
  57,000     Luminex Corp.*<F1>                                        456,000
                                                                    ----------
                                                                       810,042
                                                                    ----------

MEDICAL SERVICES: 5.4%
  11,200     AdvancePCS*<F1>                                           216,832
   9,800     LabOne, Inc.*<F1>                                         204,820
                                                                    ----------
                                                                       421,652
                                                                    ----------

OIL - EXPLORATION & PRODUCTION: 3.4%
   7,800     Stone Energy Corp.*<F1>                                   265,200
                                                                    ----------

OIL - FIELD MACHINERY &
  EQUIPMENT: 2.7%
  17,100     Gulf Island
               Fabrication, Inc.*<F1>                                  205,884
                                                                    ----------

RESTAURANTS: 4.4%
  17,200     O'Charley's, Inc.*<F1>                                    344,344
                                                                    ----------

RETAIL: 1.7%
   4,100     Home Depot, Inc.                                          135,013
                                                                    ----------

TRANSPORTATION: 6.3%
  13,200     Kansas City Southern*<F1>                                 199,980
  11,000     Petroleum
               Helicopters, Inc.*<F1>                                  291,500
                                                                    ----------
                                                                       491,480
                                                                    ----------
TOTAL COMMON STOCKS
  (cost $6,206,401)                                                  5,236,218
                                                                    ----------

PRINCIPAL
  AMOUNT
---------
CORPORATE BONDS: 30.0%
$150,000     Anheuser-Busch Cos.,
               Inc., 7.50%, 3/15/2012                                  181,251
 200,000     Bank of America Corp.,
               5.95%, 2/15/2006                                        216,236
  75,000     McDonnell Douglas Corp.,
               6.875%, 11/1/2006                                        83,130
  50,000     Chevron Texaco Corp.,
               6.625%, 10/1/2004                                        53,963
  50,000     Colgate-Palmolive Co.,
               6.58%, 11/5/2002                                         50,343
 325,000     Colonial Bank,
               8.00%, 3/15/2009                                        344,892
 125,000     CSX Transportation,
               Inc., 7.77%, 4/1/2010                                   146,738
  75,000     Ford Motor Credit Co.,
               5.80%, 1/12/2009                                         68,995
 200,000     General Motors Corp.,
               7.20%, 1/15/2011                                        204,312
 200,000     Goldman Sachs
               Group, Inc.,
               6.875%, 1/15/2011                                       217,758
 200,000     GTE Corp.,
               6.36%, 4/15/2006                                        204,251
  27,000     International
               Shipholding Corp.,
               9.00%, 7/1/2003                                          26,325
  75,000     Leggett & Platt, Inc.,
               7.65%, 2/15/2005                                         81,608
 250,000     Merrill Lynch & Co.,
               6.875%, 11/15/2018                                      262,821
  50,000     Pitney Bowes, Inc.,
               5.95%, 2/1/2005                                          53,531
  75,000     Sara Lee Corp.,
               6.00%, 1/15/2008                                         81,299
  50,000     Stone Energy Corp.,
               8.75%, 9/15/2007                                         51,750
                                                                    ----------
TOTAL CORPORATE BONDS
  (cost $2,174,871)                                                  2,329,203
                                                                    ----------

SHORT-TERM INVESTMENT: 2.5%
MONEY MARKET INVESTMENT:
 197,327     Cash Trust Series II -
               Treasury Fund
               (cost $197,327)                                         197,327
                                                                    ----------

TOTAL INVESTMENTS IN
  SECURITIES+<F2>: 99.9%
  (cost $8,578,599++<F3>)                                            7,762,748

Other Assets
  less Liabilities: 0.1%                                                 1,474
                                                                    ----------
NET ASSETS:  100%                                                   $7,764,222
                                                                    ----------
                                                                    ----------

 *<F1>   Non-income producing security.
 +<F2> At August 31, 2002, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes.
++<F3>   Gross unrealized appreciation and depreciation of securities is as follows:
         Gross unrealized appreciation                              $  543,613
         Gross unrealized depreciation                              (1,359,464)
                                                                    ----------
         Net unrealized depreciation                                $ (815,851)
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2002

ASSETS
Investments in securities, at value (cost $8,578,599)               $7,762,748
Receivables:
     Dividends and interest                                             48,344
     Due from adviser                                                      291
Prepaid expenses                                                         6,850
                                                                    ----------
     Total assets                                                    7,818,233
                                                                    ----------

LIABILITIES
Payables:
     Due to custodian                                                      211
     Administration fees                                                 2,548
Accrued expenses                                                        51,252
                                                                    ----------
     Total liabilities                                                  54,011
                                                                    ----------

NET ASSETS                                                          $7,764,222
                                                                    ----------
                                                                    ----------

COMPONENTS OF NET ASSETS
Paid-in capital                                                     $8,980,061
Undistributed net investment income                                     38,481
Accumulated net realized loss on investments                          (438,469)
Net unrealized depreciation on investments                            (815,851)
                                                                    ----------
     Net assets                                                     $7,764,222
                                                                    ----------
                                                                    ----------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE ($7,764,222/759,500 shares outstanding; unlimited
  number of shares authorized without par value)                        $10.22
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS - For the Year Ended August 31, 2002

INVESTMENT INCOME
Income
     Interest income                                               $   154,212
     Dividend income                                                    17,898
                                                                   -----------
          Total income                                                 172,110
                                                                   -----------

Expenses
     Advisory fees                                                      57,765
     Administration fees                                                30,000
     Fund accounting fees                                               22,909
     Transfer agent fees                                                15,105
     Legal fees                                                         10,526
     Audit fees                                                          9,378
     Registration fees                                                   9,358
     Trustee fees                                                        8,747
     Reports to shareholders                                             7,112
     Custody fees                                                        4,766
     Insurance                                                             719
     Miscellaneous                                                       1,174
                                                                   -----------
          Total expenses                                               177,559
          Less: fees waived and expenses absorbed                      (62,016)
                                                                   -----------
          Net expenses                                                 115,543
                                                                   -----------
               NET INVESTMENT INCOME                                    56,567
                                                                   -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments                                      (203,227)
Change in net unrealized
  appreciation/depreciation on investments                          (1,037,200)
                                                                   -----------
     Net realized and unrealized loss on investments                (1,240,427)
                                                                   -----------
          NET DECREASE IN NET ASSETS
            RESULTING FROM OPERATIONS                              $(1,183,860)
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                               Year                Year
                                                              Ended               Ended
                                                         August 31, 2002     August 31, 2001
                                                         ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income                                  $   56,567          $   69,236
     Net realized loss on investments                         (203,227)             (9,577)
     Change in net unrealized
       appreciation/depreciation on investments             (1,037,200)           (153,166)
                                                            ----------          ----------
          NET DECREASE IN NET ASSETS
            RESULTING FROM OPERATIONS                       (1,183,860)            (93,507)
                                                            ----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                (62,262)            (53,491)
     From net realized gain                                         --            (161,447)
                                                            ----------          ----------
          TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  (62,262)           (214,938)
                                                            ----------          ----------

CAPITAL SHARE TRANSACTIONS
     Net increase in net assets derived from net
       change in outstanding shares (a)<F4>                  1,547,955           3,510,239
                                                            ----------          ----------
          TOTAL INCREASE IN NET ASSETS                         301,833           3,201,794
                                                            ----------          ----------

NET ASSETS
     Beginning of year                                       7,462,389           4,260,595
                                                            ----------          ----------
     END OF YEAR (INCLUDING UNDISTRIBUTED
       NET INVESTMENT INCOME OF $38,481
       AND $44,176)                                         $7,764,222          $7,462,389
                                                            ----------          ----------
                                                            ----------          ----------

(a)<F4>  Summary of capital share transactions is as follows:

                                               Year Ended                     Year Ended
                                             August 31, 2002               August 31, 2001
                                           -------------------           -------------------
                                           Shares        Value           Shares        Value
                                           ------        -----           ------        -----
Shares sold                                177,046     $1,982,627        326,569     $3,926,082
Shares issued in reinvestment
  of distributions                           5,289         61,084         18,647        212,580
Shares redeemed                            (45,038)      (495,756)       (52,209)      (628,423)
                                           -------     ----------        -------     ----------
Net increase                               137,297     $1,547,955        293,007     $3,510,239
                                           -------     ----------        -------     ----------
                                           -------     ----------        -------     ----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING                      Year                Year      September 30, 1999*<F5>
THROUGHOUT THE PERIOD                               Ended               Ended              through
                                               August 31, 2002     August 31, 2001     August 31, 2000
                                               ---------------     ---------------     ---------------

Net asset value,
  beginning of period                               $11.99              $12.94              $10.00
                                                    ------              ------              ------

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                            0.08                0.13                0.13
     Net realized and unrealized
       gain (loss) on investments                    (1.75)              (0.48)               3.28
                                                    ------              ------              ------
Total from investment operations                     (1.67)              (0.35)               3.41
                                                    ------              ------              ------

LESS DISTRIBUTIONS:
     From net investment income                      (0.10)              (0.15)              (0.04)
     From net realized gain                             --               (0.45)              (0.43)
                                                    ------              ------              ------
Total distributions                                  (0.10)              (0.60)              (0.47)
                                                    ------              ------              ------

Net asset value, end of period                      $10.22              $11.99              $12.94
                                                    ------              ------              ------
                                                    ------              ------              ------

Total return                                        (14.05)%             (2.50)%             34.70%#<F7>

Ratios/supplemental data:
Net assets, end of period (millions)                  $7.8                $7.5                $4.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
     Before fees waived and
       expenses absorbed                              2.30%               2.78%               4.95%+<F6>
     After fees waived and
       expenses absorbed                              1.50%               1.50%               1.50%+<F6>

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
     Before fees waived and
       expenses absorbed                             (0.07)%             (0.03)%             (1.99)%+<F6>
     After fees waived and
       expenses absorbed                              0.73%               1.25%               1.46%+<F6>

Portfolio turnover rate                              19.84%              32.45%              18.35%#<F7>

*<F5>  Commencement of operations.
+<F6>  Annualized.
#<F7>  Not annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

 NOTE 1 - ORGANIZATION

     The Villere Balanced Fund (the "Fund") is a series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Fund commenced operations on September 30, 1999. The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

 NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

        U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. The cost of securities sold is determined using the specific identification method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Purchased discounts and premiums on securities held are accreted or amortized to interest income over the life of each security using a method which approximates the effective interest method.

     D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

 NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     St. Denis J. Villere & Co. (the "Adviser") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser receives a monthly fee at the annual rate of 0.75% of the Fund's average daily net assets. For the year ended August 31, 2002, the Fund incurred $57,765 in advisory fees.

     The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to limit the Fund's expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses so that its ratio of expenses to average net assets will not exceed 1.50%. In the case of the Fund's initial period of operations any fee waived or voluntarily reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended August 31, 2002, the Adviser waived $57,765 in fees and absorbed expenses of $4,251.

     At August 31, 2002, the cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund that may be reimbursed was $213,023. The Adviser may recapture a portion of the above amount no later than the dates as stated below:

                                              August 31,
                                      ---------------------------
                                      2003       2004        2005
                                      ----       ----        ----
     Villere Balanced Fund          $80,358    $70,649     $62,016

     The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

     Under $15 million               $30,000
     $15 to $50 million              0.20% of average daily net assets
     $50 to $100 million             0.15% of average daily net assets
     $100 to $150 million            0.10% of average daily net assets
     Over $150 million               0.05% of average daily net assets

     For the year ended August 31, 2002, the Fund incurred $30,000 in administration fees.

     U.S. Bancorp Fund Services, LLC provides fund accounting and transfer agency services for the Fund. U.S. Bancorp Fund Services, LLC is an affiliate of the Administrator. Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

 NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from the sales of securities, excluding U.S. Government obligations and short-term investments, for the year ended August 31, 2002, were $3,685,506 and $1,466,160, respectively. The cost of purchases and the proceeds from the sales of U.S. Government obligations, excluding short-term obligations, were $0 and $104,750, respectively.

 NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

     On December 17, 2001, a distribution of $0.10 per share was declared. The dividend was paid on December 18, 2001, to shareholders of record on December 14, 2001.

     The tax character of distributions paid for the fiscal years ended August 31, 2002 and 2001 were as follows:

                                                2002           2001
                                                ----           ----
     Distributions paid from:
        Ordinary Income                       $62,262       $214,938
        Long-term capital gain                     --             --
                                              -------       --------
                                              $62,262       $214,938
                                              -------       --------
                                              -------       --------

     As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

     Undistributed ordinary income                 $  38,481
                                                   ---------
                                                   ---------

     For federal income tax purposes the Fund has capital loss carryforwards of $303,577, which expire in 2010, which are available to offset future capital gains, if any.

     The Fund had net realized capital losses of $134,892 during the period November 1, 2001 through August 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending August 31, 2003. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders of
   Villere Balanced Fund
The Board of Trustees of
   Professionally Management Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Villere Balanced Fund, a series of Professionally Managed Portfolios, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Villere Balanced Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                              TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
October 14, 2002

RESULTS OF THE SPECIAL MEETING (Unaudited)

A special meeting of the shareholders of the Villere Balanced Fund, a series of Trust for Investment Managers, was held on June 6, 2002 for shareholders of record as of April 30, 2002. The shareholders of the Fund voted on whether to approve a proposal to reorganize the Fund into a newly formed series of Professionally Managed Portfolios. The results of the vote at the shareholder meeting held June 6, 2002 were as follows:

1.  To approve the proposed reorganization into Professionally Managed
    Portfolios:

          For         Against        Withheld
          ---         -------        --------
        491,776          0             236

TRUSTEES AND OFFICERS (Unaudited)

                                        Term
                                        of Office                                  # of Funds       Other
                         Position       and Length     Principal                   in complex       Directorships
Name, Age                Held with      of Time        Occupation During           overseen by      Held by
and Address              the Trust      Served         Past Five Years             Trustee          Trustee
-----------              ---------      ----------     -----------------           -----------      -------------
INDEPENDENT TRUSTEES
Dorothy A. Berry         Chairman       Indefinite     Consultant, Talon           19               Not
(Born 1943)              and            Term           Industries                                   Applicable
615 E. Michigan St.      Trustee        Since          administrative,
Milwaukee, WI 53202                     May 1991       management (venture
                                                       capital & business
                                                       consulting); formerly
                                                       Chief Operating Officer,
                                                       Integrated Assets
                                                       Management
                                                       (investment advisor
                                                       and manager) and
                                                       formerly President,
                                                       Value Line, Inc.,
                                                       (investment advisory
                                                       & financial publishing
                                                       firm).

Wallace L. Cook          Trustee        Indefinite     Retired; formerly           19               Not
Born (1939)                             Term           Senior Vice President,                       Applicable
615 E. Michigan St.                     Since          Rockefeller Trust Co.
Milwaukee, WI 53202                     May 1991       Financial Counselor,
                                                       Rockefeller & Co.

Carl A. Froebel          Trustee        Indefinite     Private Investor;           19               Not
Born (1938)                             Term           formerly Managing                            Applicable
615 E. Michigan St.                     Since          Director, Premier
Milwaukee, WI 53202                     May 1991       Solutions, Ltd.;
                                                       formerly President
                                                       and Founder, National
                                                       Investor Data Services,
                                                       Inc. (investment related
                                                       computer software).

Ashley T. Rabun          Trustee        Indefinite     Founder and Chief           19               Not
Born (1952)                             Term           Executive Officer,                           Applicable
615 E. Michigan St.                     Since          InvestorReach, Inc.,
Milwaukee, WI 53202                     May 2002       (financial services
                                                       marketing and
                                                       distribution consulting);
                                                       formerly Partner &
                                                       Director, Nicholas-
                                                       Applegate Capital
                                                       Management,
                                                       (investment management).

Rowley W.P. Redington    Trustee        Indefinite     President; Intertech        19               Trustee,
Born (1944)                             Term           (consumer electronics                        E*TRADE
615 E. Michigan St.                     Since          and computer service                         Mutual
Milwaukee, WI 53202                     May 1991       and marketing);                              Funds
                                                       formerly Vice
                                                       President, PRS of
                                                       New Jersey, Inc.
                                                       (management
                                                       consulting), and
                                                       Chief Executive
                                                       Officer, Rowley
                                                       Associates (consultants).

INTERESTED TRUSTEES AND OFFICERS

Steven J. Paggioli       Trustee        Indefinite     Consultant, U.S.            19               Trustee,
(Born 1950)                             Term           Bancorp Fund                                 Managers
915 Broadway                            Since          Services, LLC since                          Funds
New York, NY  10010                     May 1991       July, 2001; formerly
                                                       Executive Vice
                                                       President, Investment
                                                       Company
                                                       Administration, LLC
                                                       ("ICA") (mutual fund
                                                       administrator and the
                                                       Fund's former
                                                       administrator).

Robert M. Slotky         President      Indefinite     Vice President, U.S.                         Not
(Born 1947)                             Term           Bancorp Fund Services,                       Applicable
2020 E. Financial Way,                  Since          LLC since July, 2001;
Suite 100                               May 1991       formerly, Senior Vice
Glendora, CA  91741                                    President, ICA (May
                                                       1997-July 2001).

Eric W. Falkeis          Treasurer      Indefinite     Vice President, U.S.                         Not
(Born 1973)                             Term           Bancorp Fund Services,                       Applicable
615 E. Michigan St.                     Since          LLC since 1997; Chief
Milwaukee, WI  53202                    August         Financial Officer,
                                        2002           Quasar Distributors,
                                                       LLC since 2000

Chad E. Fickett          Secretary      Indefinite     Compliance                                   Not
(Born 1973)                             Term           Administrator, U.S.                          Applicable
615 E. Michigan St.                     Since          Bancorp Fund
Milwaukee, WI  53202                    March          Services, LLC since
                                        2002           July 2000.

                                    Adviser
                         ST. DENIS J. VILLERE & COMPANY
                         210 Baronne Street, Suite 808
                              New Orleans, LA70112

                                  Distributor
                            QUASAR DISTRIBUTOR, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                                   Custodian
                                U.S. BANK, N.A.
                           425 Walnut Street M/L 6118
                              Cincinnati, OH 45202

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             615 E. Michigan Street
                              Milwaukee, WI 53202
                                 (866) 209-1963

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                             San Francisco, CA94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

 Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.